Exhibit 10.1
FIRST AMENDMENT TO COMMITMENT LETTER
June 24, 2009
Quiksilver, Inc. and
Quiksilver Americas, Inc.
15202 Graham St.
Huntington Beach, CA 92649

Attention:	Joseph Scirocco, Chief Financial Officer
Dear Mr. Scirocco:
     Reference is hereby made to that certain Commitment Letter dated June 8, 2009 (together with the Term Sheet referenced therein, the “Commitment Letter”) by and among Bank of America, N.A. (“Bank”), General Electric Capital Corporation (“GECC”), Banc of America Securities LLC (“BAS”), an affiliate of Bank, and GE Capital Markets, Inc. (collectively, together with BAS, the “Arrangers”), and Quiksilver, Inc. (the “Parent”) and Quiksilver Americas, Inc. (the “Lead Borrower”). All capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Commitment Letter.
     Bank, GECC, the Arrangers, the Parent and the Lead Borrower desire to extend the termination date of the Commitment Letter. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by each party hereto that the Commitment Letter is hereby amended by deleting the following text in its entirety:
     “If this letter is so accepted, then, subject to the terms and conditions of this letter, Bank, BAS, GECC and GECM would be obligated to enter into the Facility if all conditions precedent thereto are satisfied (as reasonably determined by Bank, BAS, GECC and GECM) on or before June 26, 2009.”
and by inserting the following text in its stead:
     “If this letter is so accepted, then, subject to the terms and conditions of this letter, Bank, BAS, GECC and GECM would be obligated to enter into the Facility if all conditions precedent thereto are satisfied (as reasonably determined by Bank, BAS, GECC and GECM) on or before July 31, 2009.”
     Except as otherwise expressly provided herein, all terms and conditions of the Commitment Letter and Term Sheet remain in full force and effect.
[signature pages follow]

BANK OF AMERICA, N.A.
By
Name:
Title:

BANC OF AMERICA SECURITIES LLC
By
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION
By
Name:
Title:

GE CAPITAL MARKETS, INC.
By
Name:
Title:

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The foregoing is agreed to as of the date first above written: QUIKSILVER, INC.
By
Name:
Title:

QUIKSILVER AMERICAS, INC.
By
Name:
Title:

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